UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 11, 2007
EQUITY ONE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271

(Commission File Number)	(IRS Employer Identification No.)
1600 NE Miami Gardens Drive, North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)
(305) 947-1664
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1 Purchase Agreement
EX-99.1 Press Release

Section 1. — REGISTRANT’S BUSINESS AND OPERATION
Item 1.01 Entry into a Material Definitive Agreement
     On April 11, 2007, Equity One, Inc., a Maryland corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) by and among the Company, certain of the Company’s subsidiaries (the “Guarantors”), Deutsche Bank Securities, Inc. and J.P. Morgan Securities, Inc., as representatives (the “Representatives”) of the several initial purchasers (the “Initial Purchasers”), to issue and sell, and the Representatives agreed to purchase on behalf of the Initial Purchasers, $150,000,000 aggregate principal amount of Senior Notes due 2017 (the “Notes”) in a private placement to qualified institutional buyers in the United States in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act. The Notes will bear interest at an annual rate equal to 6.00%.
     The Representatives have agreed to purchase the Notes from Equity One at a purchase price of 99.249% of the principal amount thereof. The Purchase Agreement provides that the Notes are to be issued under an indenture and that the holders of the Notes will be entitled to the benefits of a registration rights agreement pursuant to which Equity One will agree to use its reasonable best efforts to register the Notes under the Securities Act and consummate such exchange offer no later than 270 days after the closing date of the offering or to file a shelf registration for the resale of the Notes if the Company cannot effect an exchange offer within this time period.
     The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and its guarantor subsidiaries have agreed to indemnify the Initial Purchasers against certain liabilities.
     A copy of the Purchase Agreement is attached hereto as Exhibit 4.1 and is hereby incorporated by reference in this Item 1.01 of this report on Form 8-K.
Section 8. — OTHER EVENTS
Item 8.01 Other Events
     On April 12, 2007, the Company issued a press release pursuant to Rule 135c of the Securities Act announcing the pricing of the Notes described in Item 1.01 of the this Form 8-K. The Notes were priced at 99.899% of par value (before initial purchasers’ discount) with a coupon of 6.00%. The Notes have not and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
     The press release is attached hereto as Exhibits 99.1 and is hereby incorporated by reference in this Item 8.01 of this report on Form 8-K.

Section 9. — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

4.1 —	Purchase Agreement, dated April 11, 2007, by and among the Company, certain of the Company’s subsidiaries, Deutsche Bank Securities, Inc. and J.P. Morgan Securities, Inc.

99.1 —	Press Release dated April 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.
Date: April 17, 2007	By:	/s/ Gregory R. Andrews
Gregory R. Andrews
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Purchase Agreement, dated April 11, 2007, by and among the Company, certain of the Company’s subsidiaries, Deutsche Bank Securities, Inc. and J.P. Morgan Securities, Inc.

99.1	Press Release dated April 12, 2007.